Exhibit 99

For Release: May 6, 2008

Contact: Roger R. Hopkins, Chief Accounting Officer

Phone: (615) 890-9100

NHI reports first quarter income

MURFREESBORO, Tenn. - National Health Investors, Inc., (NYSE:NHI) announced net income for the three months ended March 31, 2008 of $13,399,000 or $0.48 per common share, basic and diluted, compared to net income of $15,481,000 or $0.56 per common share, basic and diluted for the same period in 2007.  Net income previously reported for the first quarter in 2007 had been favorably impacted by recoveries of earlier writedowns of mortgage loan receivables and gains from loan payoffs totaling $2,168,000 or $.08 per common share, basic and diluted.

Funds from operations ("FFO") for the three months ended March 31, 2008 was $15,325,000, or $0.55 per share of common stock, basic and diluted, compared to $18,135,000 or $0.65 per basic and diluted share for the same period in 2007.  FFO previously reported for the first quarter in 2007 had been favorably impacted by recoveries of earlier writedowns of mortgage loan receivables and gains from loan payoffs totaling $2,168,000 or $.08 per common share, basic and diluted.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

Condensed Statements of Income
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31
	2008	2007
Revenues:
Mortgage interest income	$ 2,397	$ 3,171
Rental income	12,962	12,316
	$ 15,359	$ 15,487
Expenses:
Interest expense	$ 105	$ 2,008
Depreciation	2,025	2,282
Amortization of loan costs	4	34
Legal expense	134	204
Franchise, excise and other taxes	223	71
General and administrative	1,447	1,620
Loan and realty losses (recoveries)	-	(1,700)
	$ 3,938	$ 4,520

Income Before Non-Operating Income	$ 11,421	$ 10,967
Non-operating income (investment Interest and other)	1,978	3,694
Income From Continuing Operations	$ 13,399	$ 14,661

Discontinued Operations
Operating income-discontinued operations	$ -	$ 820

Net income	$ 13,399	$ 15,481

Weighted average common shares outstanding:
Basic	27,730,686	27,703,239
Diluted	27,786,425	27,776,864

Earnings per share:
Basic:
Income from continuing operations	$ 0.48	$ 0.53
Discontinued operations	-	0.03
Net income available to common stockholders	$ 0.48	$ 0.56

Diluted:
Income from continuing operations	$ 0.48	$ 0.53
Discontinued operations	-	0.03
Net income available to common stockholders	$ 0.48	$ 0.56

Funds from operations
Basic	$ 15,325	$ 18,135
Diluted	$ 15,325	$ 18,135

Funds from operations per common share
Basic	$ 0.55	$ 0.65
Diluted	$ 0.55	$ 0.65

Balance Sheet Data
(in thousands)

	March 31	December 31
	2008	2007
Real estate properties, net	$ 185,430	$ 187,455
Mortgages receivable, net	113,551	141,655
Preferred stock investment	38,132	38,132
Cash and marketable securities	137,499	131,172
Debt	8,831	9,512
Stockholders' equity	442,835	446,138

Reconciliation of Funds From Operations (1)(2)
The following table reconciles net income to funds from operations available to common stockholders:
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31	March 31
	2008	2007
Net income	13,399	15,481
Elimination of non-cash items in net income:
Real estate depreciation	1,926	2,031
Real estate depreciation in discontinued operations	-	623
Basic funds from operations	15,325	18,135

Other Adjustments	-	-

Diluted funds from operations	$ 15,325	$ 18,135

Basic funds from operations per share	$ 0.55	$ 0.65
Diluted funds from operations per share	$ 0.55	$ 0.65

Shares for basic funds from operations per share	27,730,686	27,703,239
Shares for diluted funds from operations per share	27,786,425	27,776,864

(1)Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  The term FFO was designed by the real estate investment trust industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) Our computations above are intended to comply with the SEC’s interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO.  The SEC’s position is that recurring impairments on real property are not an appropriate adjustment.

National Health Investors, Inc.
Portfolio Summary
March 31, 2008

Portfolio Statistics	# of	Investment
	Properties	Percentage	Investment
Real Estate Properties	72	62%	$ 185,430,000
Mortgage Note Receivables	52	38%	113,551,000
Total Real Estate Portfolio	124	100.0%	$ 298,981,000

Real Estate Properties	# of
	Properties	# of Beds	Investment
Long-Term Care Centers	49	6,835	$ 104,318,000
Assisted Living	14	1,133	57,347,000
Medical Office Buildings	4	124,427 sq.ft.	9,451,000
Retirement Homes	4	458	7,800,000
Hospitals	1	55	6,514,000
	72		$ 185,430,000

Mortgage Note Receivables	# of
	Properties	# of Beds	Investment
Long-Term Care Centers	34	3,581	$ 108,957,000
Developmentally Disabled	17	108	3,901,000
Retirement Homes	1	78	693,000
	52		$ 113,551,000

Total Real Estate Portfolio	124		$ 298,981,000

Summary of Facilities by Type
	# of	% of	Total
	Properties	Total $	Dollars
Long-Term Care Centers	83	71.3%	$ 213,275,000
Assisted Living	15	19.4%	58,040,000
Medical Office Buildings	4	3.2%	9,451,000
Retirement Homes	4	2.6%	7,800,000
Hospitals	1	2.2%	6,514,000
Developmentally Disabled	1	1.3%	3,901,000
	108	100.0%	$ 298,981,000

Portfolio by Operator Type
	# of	Percent of	Total
	Properties	RE Assets	Dollars

Regional	46	61.45%	$ 159,653,000
Public	66	33.66%	100,630,000
Small	12	12.94%	38,698,000
	124	100.00%	$ 298,981,000

National Health Investors, Inc.
Summary of Facilities by State
March 31, 2008
										Percent
			Acute		Dev.	Asst.	Retire-		Investment	Total
		LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
1	Florida	11		1	14	4		30	75,734,000	25.33%
2	Texas	8		2				10	48,502,000	16.22%
3	Tennessee	20			3	3	2	28	27,180,000	9.09%
4	Missouri	8					1	9	21,102,000	7.06%
5	Virginia	8						8	19,507,000	6.52%
6	Arizona	1				4		5	17,286,000	5.78%
7	Kansas	6						6	15,766,000	5.27%
8	Massachusetts	4						4	15,535,000	5.20%
9	New Jersey	0				1		1	12,520,000	4.19%
10	Georgia	6						6	9,683,000	3.24%
11	New Hampshire	3				1		4	9,432,000	3.15%
12	Kentucky	2	1					3	7,432,000	2.49%
13	South Carolina	3				1		4	6,856,000	2.29%
14	Idaho	1					1	2	4,961,000	1.66%
15	Pennsylvania	0				1		1	4,143,000	1.39%
16	Alabama	2						2	1,936,000	0.65%
17	Illinois	0		1				1	1,406,000	0.47%
		83	1	4	17	15	4	124	298,981,000	100.00%